                                                                Exhibit 1.A.(10)


                         Application for Life Insurance

                                GENERAL AMERICAN
                             Life Insurance Company
                               St. Louis, Missouri

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1. PROPOSED INSURED
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Name (Last, First, Middle)                               Gender
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                                                         [ ]    Male
                                                         [ ]    Female
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Social Security #   Date of Birth (MM/DD/YY)  Age (Nearest Birthday)  Birthplace
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Home Address (Street, City, State, Zip)     Email Address            Home Phone
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                                                                      (     )

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Name and Address of Employer                Years Employed           Work Phone
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                                                                      (     )

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Occupation         Annual Earned Income From Occupation               Net Worth
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                   $                                                  $

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2. BENEFICIARY     PROVIDE FULL NAME & RELATIONSHIP OF EACH TO PROPOSED INSURED.
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Primary                                                  Contingent
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3. OWNER
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[ ] Proposed Insured (Do not designate a Contingent Owner.)
[ ] Other (Provide Full Name, Address, Phone Numbers, Email Address, Date of
    Birth & Relationship of each to Proposed Insured.)

Original                                                     Contingent
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--------------------------------------------------------------------------------

                                                             -------------------
Social Security or Tax # of Original Owner (REQUIRED BY LAW)
                                                             -------------------
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4. PREMIUM PAYOR
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[ ] Proposed Insured  [ ] Owner  [ ] Employer  [ ] Other: (Provide Full Name
                                                           and Billing Address.)
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                                                                               1
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5. COVERAGE APPLIED FOR       INCLUDE SIGNED AND DATED ILLUSTRATION.
--------------------------------------------------------------------------------
                    ---------------------                    ------------------
SPECIAL ISSUE DATE                          BASE FACE AMOUNT $
                    ---------------------                    ------------------
                    ---------------------
PLAN
                    ---------------------

Contract Type (UL and VUL): Option:   [ ] Level (A)        [ ] Increasing (B)
                                      [ ] Cash Value Accum Test (C)

                               BENEFITS AND RIDERS
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                                   TRADITIONAL
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[ ]  Waiver of Premium

[ ]  Accelerated Benefits
     (Complete Disclosure.)

[ ]  Decreasing Specified Term II

     $_________________________________________________________________________

[ ] Level Specified Term II

     $_________________________________________________________________________

[ ] Premium Additions Rider         (Face Amt.)

     $_________________________________________________________________________

[ ] Values Plus One Units

     #_________________________________________________________________________

[ ] Automatic Purchase Option

     $___________________________________ Yr. _________________________________

[ ] Guaranteed Survivor Purchase Option

     $___________________________________ on  _________________________________


     $___________________________________ on  _________________________________

                         (Complete App. for each life.)

[ ] Other _______________________________  $  _________________________________

[ ] Other _______________________________  $  _________________________________

[ ] Other _______________________________  $  _________________________________



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                                       UL
--------------------------------------------------------------------------------

[ ] Waiver of Monthly Deduction
[ ] Waiver of Specified Premium

    $_________________________________________________________(Monthly Premium)

[ ] Accelerated Benefits
    (Complete Disclosure.)

[ ] Anniversary Partial Withdrawal

[ ] Guaranteed Survivor Purchase Option

    Plus $___________________________________ on _____________________________

         $___________________________________ on _____________________________
                            (Complete App. for each life.)

[ ] Supplemental Coverage Term Rider/Joint Supplemental Coverage Term
    Rider $___________________________________________________________________

[ ] Lifetime Coverage Rider

[ ] Secondary Guarantee Rider

[ ] Other_______________________________ $____________________________________

[ ] Other_______________________________ $____________________________________

[ ] Other_______________________________ $____________________________________



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                                       VUL
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[ ] Waiver of Monthly Deduction
[ ] Waiver of Specified Premium

    $ ________________________________________________________(Monthly Premium)

[ ] Guaranteed Survivor Purchase Option

    Plus $__________________________________ on _______________________________

         $__________________________________ on _______________________________
                              (Complete App. for each life.)

[ ] Anniversary Partial Withdrawal

[ ] Accelerated Benefits
    (Complete Disclosure.)

[ ] Adjustable Benefit Term Rider

[ ] Estate Preservation Term Rider

     $_________________________________________________________________________

[ ] Supplemental Coverage Term Rider/Joint Supplemental Coverage Term
    Rider $____________________________________________________________________

[ ] Lifetime Coverage Rider

[ ] Secondary Guarantee Rider

[ ] Other _________________________________ $ _________________________________

[ ] Other _________________________________ $ _________________________________

[ ] Other _________________________________ $ _________________________________


Complete #7 for VUL Suitability and separate VUL Supplement to elect funds.

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6.  PREMIUMS AND DIVIDENDS
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Billing
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[ ] Pre-Authorized Check Monthly

[ ] Direct          [ ] Combined Direct (Traditional)

[ ] List            [ ] Single Premium (UL and VUL)


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                      ----------------------------------------------------------
Add to Existing Bill #
                      ----------------------------------------------------------


Dividend Option (if eligible)
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[ ]  Pd. Up Addns. (Trad.)         [ ]  Cash

[ ]  Reduce Prem. (Trad.)          [ ]  Accum. (Trad.)

[ ]  Inc. Cash Value (UL and VUL)
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Mode
--------------------------------------------------------------------------------

[ ] Annual             [ ]  Semi-Annual

[ ] Quarterly          [ ]  Monthly (List or PAC only.)


Note: Paying your insurance premiums more often than annually (more often than once a year) will cost more than paying them once a year. (Not applicable for UL/VUL plans.)

--------------------------------------------------------------------------------

                                   ---------------------------------------------
Premium Amt. (UL and VUL)          $
                                   ---------------------------------------------


Automatic Premium Payment
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                           (Traditional)

[ ]  Div. Accum.            [ ] Loan

[ ]  Both                   [ ] Neither

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                                                                               2

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7. VUL SUITABILITY
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                                                                       YES   NO

Have you received a Prospectus/Memorandum of
Understanding for the policy applied for?                              [ ]   [ ]

                     -----------                --------------
Date of Prospectus                 Date of any
/Memorandum                        supplement
                     -----------                --------------

Is a current Customer Information Statement for this owner on
file with the selling broker-dealer?                                   [ ]   [ ]
(If "No", one must be submitted with this application.)

Do you understand that:

1. THE DEATH BENEFIT AND CASH SURRENDER VALUE WILL INCREASE OR
   DECREASE DEPENDING ON INVESTMENT EXPERIENCE?                        [ ]   [ ]

2. THERE IS NO GUARANTEED MINIMUM DEATH BENEFIT OR CASH
   SURRENDER VALUE?                                                    [ ]   [ ]

Do you believe that the policy applied for meets your
insurance needs and your anticipated financial objectives?             [ ]   [ ]


[ ] I request a copy of the Statement of Additional Information for the following Investment Company(ies):

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8. [ ] ADDITIONAL [ ] ALTERNATE  INCLUDE SIGNED AND DATED ILLUSTRATION FOR EACH.
--------------------------------------------------------------------------------

Provide details including plan, amount and riders. If Beneficiary and Owner other than original, indicate below.
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9. OTHER INSURANCE
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a.       Total Life Insurance now in force on Proposed Insured.
         If "NONE", check [ ]


                              Year of      Personal      Business      Accidental Death       Waiver of Prem.
    Company and Policy #       Issue       Ins. Amt.     Ins. Amt.           Amt.             Yes         No
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

If additional space is needed, provide information in
"Details" below.                                                     YES     NO

b.       Are you currently applying for life insurance with
         any other company?                                          [ ]    [ ]
         (If "Yes", provide information in "Details" below.)

c.       Will the insurance being applied for replace any of
         the above or any in force annuities?                        [ ]    [ ]

d.       Will the insurance being applied for receive any
         values (to pay premiums or additional payments) from
         another policy/contract?                                    [ ]    [ ]

If either "c" or "d" is answered "Yes", circle affected coverage above or indicate in "Details" below. Policy/contract number MUST be provided. (Complete and submit required replacement forms.)

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10. GENERAL INFORMATION
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Have you: (Provide explanation of "Yes" answers in
"Details" below.)                                                     YES    NO

a.       Ever been postponed, rated or offered a policy
         different than that applied for?                             [ ]   [ ]

b.       Any intention to travel or reside outside the United
         States?                                                      [ ]   [ ]

c.       Been a pilot or student pilot during the past 3 years
         or have any intention of becoming a pilot or student
         pilot in any type of aircraft?
         (If "Yes", complete Aviation Supplement.)                    [ ]   [ ]

d.       Participated in, or do you contemplate participating
         in: aeronautics, competitive racing, underwater or
         sky diving, mountain climbing, or any other similar
         avocation?
         (If "Yes", complete Avocation Supplement.)                   [ ]   [ ]

e.       Ever had a traffic citation for driving while
         intoxicated or driving under the influence of
         intoxicants or drugs?                                        [ ]   [ ]

f.       Within the past three years, had any moving vehicle
         violation?                                                   [ ]   [ ]

                           ------------------------         -------------------
Provide Driver's License #                            State
                           ------------------------         -------------------

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11. DETAILS TO "YES" ANSWERS ABOVE/ADDITIONAL INFORMATION
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12. HOME OFFICE ENDORSEMENTS ONLY                    NOT APPLICABLE IN MISSOURI.
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DECLARATIONS
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I agree that:

- The statements and answers in this application and any amendments to it and in any supplements are true and complete to the best of my knowledge and belief and will be part of any policy issued.

- No printed provision of this application will be modified or waived except by an endorsement signed by an officer at the Home Office. No agent has the authority to waive or change the answer to any question in this application or has the authority to make a promise which would have the effect of changing any portion of this application or the policy applied for, or waiving any of its provisions.

- My acceptance of any insurance policy means I agree to any changes shown in #12, where state law permits Home Office endorsements.

- If a premium payment is given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement.

- If a premium payment is not given, then insurance will take effect when a policy is approved by the Company for issue as applied for, the first full premium is paid and the health and insurability of any person proposed for insurance have not changed since the date of this app.

- If a policy is issued other than as applied for, insurance will take effect under the policy only when a policy issued by the Company is delivered to and accepted by me, the first full premium is paid, and the health and insurability of any person proposed for insurance have not changed since the date of this application.

The Applicant and agent certify that the Applicant has read, or had read to him or her the completed application and that he or she realizes that any false statement or misrepresentation therein may result in loss of coverage under the policy.

THIS CONTRACT MAY BE SUBJECT TO TAXATION AS DESCRIBED IN THE INTERNAL REVENUE CODE.
CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR, IF NO NUMBER IS SHOWN, I AM WAITING FOR A NUMBER TO BE ISSUED TO ME); AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

**PLEASE NOTE: YOU MUST CROSS OUT AND INITIAL #(2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.**

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

_________________________________________    ___________________________________
Date (MM/DD/YY)                              Signed At (City, State)

_________________________________________    ___________________________________
Signature of Proposed Insured -
Parent or Guardian if Proposed               ___________________________________
Insured under age 18
                                             ___________________________________
                                             Signature, Name and Address of
                                             Applicant/Owner if other than
                                             Proposed Insured (If Owner is a
                                             Corporation, Partnership or Trust,
                                             an authorized officer, partner or
                                             trustee must sign and state title.)

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I certify that I have truly and accurately recorded on all parts of this application the information supplied by the Applicant. In light of the financial need of the Proposed Insured and Owner, the purpose of this sale has been discussed with the Owner, and I believe this application to be a suitable recommendation.

1. ____ To the best of my knowledge, this is a replacement. (Complete and submit required replacement forms.)

   ____  To the best of my knowledge, this is not a replacement


2. ____ For VUL: Did you deliver the current Prospectus/Memorandum of Understanding and were all of the written sales materials used printed
         by General American Life Insurance Company?   [ ] Yes     [ ] No

                                             ___________________________________
                                                 (Signature of Licensed Agent)
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                                                                               4

                                     GENERAL
                                    AMERICAN
                             Life Insurance Company
                               St. Louis, Missouri

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MEDICAL DECLARATIONS
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1. PROPOSED INSURED'S NAME (LAST, FIRST, MIDDLE)        DATE OF BIRTH (MM/DD/YY)
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
2. a. Who is the doctor who can give us the most complete and up to date information concerning your present health?
      If "None", check [ ]

   Name and Address (Street, City, State, Zip)                          Phone
   -----------------------------------------------------------------------------
                                                                        (     )

   -----------------------------------------------------------------------------

                                        ---------------           --------------
   b. When was this doctor last consulted?                   Why?
                                           ---------------        --------------

   c. What treatment was given or medication prescribed?   If "None", check [ ]
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
3. Height   Weight      Any Weight loss in the past year?  [ ] Yes [ ] No
   ---------------                       ---------------------------------------
                        If "Yes", reason
   ---------------                       ---------------------------------------

4. a. Do you use tobacco or nicotine products?
                                           ------------
      [ ] Current [ ] Past-date last used                [ ] Never
                                           ------------


   b. Type            [ ] Cigarettes  [ ] Pipe/Cigar  [ ] Chew  [ ] Patch/Gum
                          ----------      ----------    -------     ----------
   Amount/Frequency
                          ----------      ----------    -------     ----------

5.       Within the last ten years have you had, been treated
         for, or diagnosed as having:                                 YES    NO

         a.       High blood pressure, chest pain, heart
                  attack, or any other disease or disorder of
                  the heart or circulatory system?                    [ ]   [ ]

         b.       Asthma, bronchitis, emphysema, or any other
                  disease or disorder of the lungs or
                  respiratory system?                                 [ ]   [ ]

         c.       Seizures, stroke, headaches, or any other
                  disease or disorder of the brain or nervous
                  system?                                             [ ]   [ ]

         d.       Ulcer, colitis, cirrhosis, hepatitis, or any
                  other disease or disorder of the liver,
                  gallbladder, intestines or stomach?                  [ ]  [ ]

         e.       Any disease or disorder of the kidney,
                  bladder, prostate, reproductive organs, or
                  breasts; sexually transmitted disease;
                  sugar, albumin, blood or pus in the urine?           [ ]  [ ]

         f.       Diabetes; disorder of the thyroid or lymph
                  glands, or other endocrine disorders?                [ ]  [ ]

         g.       Arthritis, gout or disorder of the muscles
                  or bones?                                            [ ]  [ ]

         h.       Cancer, tumor, cyst or disorder of the skin?         [ ]  [ ]

         i.       Anemia, or any other disorder of the blood?          [ ]  [ ]

         j.       Depression, stress, anxiety, or any other
                  psychological or emotional disorder or
                  symptoms?                                            [ ]  [ ]


--------------------------------------------------------------------------------
Details: List question number. Give dates, duration, treatment and doctors' names and addresses.



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                                                                               5

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MEDICAL   DECLARATIONS   (CONT.)
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                                                                       YES    NO

6.       Are you now under observation or taking medication or
         treatment?                                                    [ ]   [ ]

7.       Do you have any doctor's visit or medical care scheduled?     [ ]   [ ]

8.       Have you:

         a.       Ever been diagnosed by a member of the
                  medical profession as having AIDS or AIDS
                  Related Complex?                                     [ ]   [ ]

         b.       Tested positive for antibodies to the AIDS
                  (HIV) virus?                                         [ ]   [ ]

9.       Other than the above, during the past five years
         have you had any checkup, illness, injury or
         health condition; had or been recommended to have
         any treatment, hospitalization, surgery, medical
         test or medication?                                           [ ]   [ ]

10.      Have you:

         a.       Used (once or more) or do you now use
                  barbiturates, amphetamines, hallucinogenic
                  drugs (including marijuana), cocaine,
                  heroin, narcotics, or any similar substances
                  or any prescription drug except in
                  accordance with a physician's instructions?          [ ]   [ ]

         b.       Been advised to limit or discontinue the use
                  of alcohol or drugs; sought or received
                  treatment, counseling or participated in a
                  group for alcohol or drug use?                       [ ]   [ ]


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Details (Cont.):





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                                                   -------------------
11.      Do you exercise?   [ ] Yes [ ] No    Type
                                                   -------------------

                    --------------------
         How often?
                    --------------------

12.      Are you now pregnant? [ ] Yes [ ] No

                                               -----------------------
         If "Yes", estimated date of delivery?
                                               -----------------------

13.      Family history:

                                 Age if Living     Age at Death   Cause of Death
                                 -----------------------------------------------
           Father
                                 -----------------------------------------------
           Mother
                                 -----------------------------------------------
           Brothers and Sisters
                                 -----------------------------------------------

            # Living          # Dead
         ----------------------------------

         ----------------------------------

I agree that the statements and answers in this Medical Declarations are true and complete to the best of my knowledge and belief. They, together with the statements and answers in the application and any amendments, will become the basis of any insurance issued and will be part of any policy issued.

Signed at (City, State)               Date (MM/DD/YY)
-----------------------------------   -----------------------------------------

-----------------------------------   -----------------------------------------

                                      Signature of Proposed Insured - Parent or
Witnessed by Licensed Agent           Guardian if Proposed Insured under age 18.
-----------------------------------   -----------------------------------------

-----------------------------------   -----------------------------------------

                                 VUL SUPPLEMENT

            INFORMATION REQUIRED WHEN APPLYING FOR A VARIABLE PRODUCT

(Proposed) Insured's Name: ____________________________________________

(To be used in conjunction with application # ______________________________ .)

GENERAL AMERICAN CAPITAL COMPANY:
     Money Market Fund                         _____________________________%
     S & P 500 Index Fund                      _____________________________%
     Bond Index Fund                           _____________________________%
     Managed Equity Fund                       _____________________________%
     Asset Allocation Fund                     _____________________________%
     International Index Fund                  _____________________________%
     Mid-Cap Equity Fund                       _____________________________%
     Small-Cap Equity Fund                     _____________________________%

VAN ECK WORLDWIDE INSURANCE TRUST:
     Worldwide Hard Assets Fund                _____________________________%
     Worldwide Emerging Markets Fund           _____________________________%

J.P. MORGAN SERIES TRUST II:
     Bond Portfolio                            _____________________________%
     Small Company Portfolio                   _____________________________%

AMERICAN CENTURY VARIABLE PORTFOLIOS:
     VP Income & Growth Fund                   _____________________________%
     VP International Fund                     _____________________________%
     VP Value Fund                             _____________________________%


METROPOLITAN SERIES FUND, INC.:
     Janus Growth Portfolio                    _____________________________%
     Janus Mid Cap Portfolio                   _____________________________%
     T. Rowe Price Large Cap Growth
         Portfolio                             _____________________________%
     T. Rowe Price Small Cap Growth
         Portfolio                             _____________________________%

MET INVESTORS SERIES TRUST:
     PIMCO Innovation Portfolio                _____________________________%


FIDELITY VARIABLE INSURANCE PRODUCTS:
       VIP Equity-Income Portfolio             _____________________________%
       VIP Growth Portfolio                    _____________________________%
       VIP Overseas Portfolio                  _____________________________%
       VIP High Income Portfolio               _____________________________%
       VIP II Asset Manager Portfolio          _____________________________%
       VIP III Mid Cap Portfolio               _____________________________%


SEI INSURANCE PRODUCTS TRUST:
     VP Large Cap Value Fund                   _____________________________%
     VP Large Cap Growth Fund                  _____________________________%
     VP Small Cap Value Fund                   _____________________________%
     VP Small Cap Growth Fund                  _____________________________%
     VP Emerging Markets Equity
         Fund                                  _____________________________%
     VP International Equity Fund              _____________________________%
     VP Core Fixed Income Fund                 _____________________________%
     VP High Yield Bond Fund                   _____________________________%
     VP International Fixed Income
         Fund                                  _____________________________%
     VP Emerging Markets Debt
         Fund                                  _____________________________%


NEW ENGLAND ZENITH FUND:
     Alger Equity Growth Series                _____________________________%
     Harris Oakmark Mid Cap Value
         Series                                _____________________________%

OTHER   _____________________________          _____________________________%

OTHER   _____________________________          _____________________________%

GENERAL ACCOUNT                                _____________________________%
(Refer to the Prospectus for transfer rights. These are limited based on percentage, amount, and frequency.)


                        TOTAL ALLOCATION ______________%


                                    GENERAL
                                    AMERICAN
                             LIFE INSURANCE COMPANY
                           ST. LOUIS, MISSOURI 63166

                                        Control Number _________________________


                                                                               7